                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05749

                    ----------------------------------------

                              THE CHINA FUND, INC.

--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          C/O STATE STREET BANK & TRUST
                        2 AVENUE DE LAFAYETTE, 6TH FLOOR
                                  P.O. BOX 5049
                              BOSTON, MA 02206-5049


--------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

                                                           Copy to:

          Mary Moran Zeven                        Leonard B. Mackey, Jr., Esq.
             Secretary                              Clifford Chance US LLP
        The China Fund, Inc.                          31 West 52nd Street
   2 Avenue de Lafayette, 2nd Floor              New York, New York 10019-6131
          Boston, MA 02111

(Name and Address of Agent for Service)


Registrant's telephone number, including area code: (888) 246-2255

Date of fiscal year end: October 31

Date of reporting period: October 31, 2007

ITEM 1. REPORT TO STOCKHOLDERS.

                              THE CHINA FUND, INC.

                                  ANNUAL REPORT

                                OCTOBER 31, 2007


                                         THE CHINA FUND, INC.
                                         TABLE OF CONTENTS

                                  PAGE
                                  ----
Key Highlights                       1
Asset Allocation                     2
Industry Allocation                  3
Chairman's Statement                 4
Investment Managers' Statements      5
About the Portfolio Managers         7
Schedule of Investments              8
Financial Statements                14
Notes to Financial Statements       19
Report of Independent
  Registered
  Public Accounting Firm            25
Other Information                   26
Dividends and Distributions;
  Dividend Reinvestment
  and Cash Purchase Plan            33

THE CHINA FUND, INC.
KEY HIGHLIGHTS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------
                                       FUND DATA
--------------------------------------------------------------------------------------
             NYSE STOCK SYMBOL                                  CHN
--------------------------------------------------------------------------------------
               LISTING DATE                                JULY 10, 1992
--------------------------------------------------------------------------------------
            SHARES OUTSTANDING                              14,575,961
--------------------------------------------------------------------------------------
        TOTAL NET ASSETS (10/31/07)                      US$881.9 MILLION
--------------------------------------------------------------------------------------
   NET ASSET VALUE PER SHARE (10/31/07)                       $60.50
--------------------------------------------------------------------------------------
     MARKET PRICE PER SHARE (10/31/07)                        $51.67
--------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        TOTAL RETURN(1)
-----------------------------------------------------------------------------------------------
       PERFORMANCE AS OF
           10/31/07:                    NET ASSET VALUE                   MARKET PRICE
-----------------------------------------------------------------------------------------------
            1-Year                          116.48%                           90.97%
-----------------------------------------------------------------------------------------------
       3-Year Cumulative                    221.68%                          147.59%
-----------------------------------------------------------------------------------------------
       3-Year Annualized                     47.62%                           35.28%
-----------------------------------------------------------------------------------------------
       5-Year Cumulative                    501.33%                          507.64%
-----------------------------------------------------------------------------------------------
       5-Year Annualized                     43.16%                           43.46%
-----------------------------------------------------------------------------------------------
      10-Year Cumulative                    470.09%                          520.76%
-----------------------------------------------------------------------------------------------
      10-Year Annualized                     19.01%                           20.03%
-----------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                        DIVIDEND HISTORY
-----------------------------------------------------------------------------------------------
          RECORD DATE                       INCOME                        CAPITAL GAINS
-----------------------------------------------------------------------------------------------
           12/21/06                         $0.2996                          $3.7121
-----------------------------------------------------------------------------------------------
           12/21/05                         $0.2172                          $2.2947
-----------------------------------------------------------------------------------------------
           12/22/04                         $0.1963                          $3.3738
-----------------------------------------------------------------------------------------------
           12/31/03                         $0.0700                          $1.7100
-----------------------------------------------------------------------------------------------
           12/26/02                         $0.0640                          $0.1504
-----------------------------------------------------------------------------------------------
           12/31/01                         $0.1321                               --
-----------------------------------------------------------------------------------------------
           12/31/00                              --                               --
-----------------------------------------------------------------------------------------------
           12/31/99                         $0.1110                               --
-----------------------------------------------------------------------------------------------
           12/31/98                         $0.0780                               --
-----------------------------------------------------------------------------------------------
           12/31/97                              --                          $0.5003
-----------------------------------------------------------------------------------------------
           12/31/96                         $0.0834                               --
-----------------------------------------------------------------------------------------------
           12/29/95                         $0.0910                               --
-----------------------------------------------------------------------------------------------
           12/30/94                         $0.0093                          $0.6006
-----------------------------------------------------------------------------------------------
           12/31/93                         $0.0853                          $0.8250
-----------------------------------------------------------------------------------------------
           12/31/92                         $0.0434                          $0.0116
-----------------------------------------------------------------------------------------------


(1) Total investment returns reflect changes in net asset value per share or market price, as the case may be, during each period and assume that dividends and capital gains distributions, if any, were reinvested in accordance with the dividend reinvestment plan. The net asset value per share percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF OCTOBER 31, 2007 (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


-------------------------------------------------------------------------------
                    TEN LARGEST LISTED EQUITY INVESTMENTS *
-------------------------------------------------------------------------------
 1.  Daqin Railway Co., Ltd. Access Product                         3.47%
-------------------------------------------------------------------------------
 2.  China Oilfield Services, Ltd.                                  3.47%
-------------------------------------------------------------------------------
 3.  Synnex Technology International Corp.                          3.36%
-------------------------------------------------------------------------------
 4.  Chaoda Modern Agriculture (Holdings), Ltd.                     2.71%
-------------------------------------------------------------------------------
 5.  China Shenhua Energy Co., Ltd.                                 2.47%
-------------------------------------------------------------------------------
 6.  Far Eastern Department Stores, Ltd.                            2.44%
-------------------------------------------------------------------------------
 7.  China Petroleum & Chemical Corp.                               2.41%
-------------------------------------------------------------------------------
 8.  Uni-President Enterprises Corp.                                2.30%
-------------------------------------------------------------------------------
     Shanghai International Airport Co., Ltd Access
 9.  Product                                                        2.21%
-------------------------------------------------------------------------------
10.  Yuanta Financial Holdings Co., Ltd.                            2.20%
-------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                          LARGEST DIRECT INVESTMENTS *
--------------------------------------------------------------------------------
  1.  Highlight Tech Corp.                                           0.68%
--------------------------------------------------------------------------------
  2.  Wuxi PAIHO                                                     0.42%
--------------------------------------------------------------------------------
  3.  Sino Twinwood Pte Ltd.                                         0.35%
--------------------------------------------------------------------------------


* Percentages based on net assets at October 31, 2007.

     INDUSTRY ALLOCATION (UNAUDITED)

--------------------------------------------------------------------------------
(Pie Chart)

Industrials         22.70
Consumer
  Discretionary     16.40
Financials          13.10
Energy              13.00
Health Care          8.70
Information
  Technology         6.60
Consumer Staples     6.60
Materials            6.30
Utilities            2.60
Others               4.00




Fund holdings are subject to change and percentages shown above are based on total net assets as of October 31, 2007. A complete list holdings as of October 31, 2007 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings can be found on our website, www.chinafundinc.com. You may also obtain holdings by calling 1-800-246-2255.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders,

I am pleased to report that the 12-months ending October 31, 2007 was a highly successful period for The China Fund, Inc. Over the year, the Fund achieved a total return of over 116% with net assets increasing from US$455 million to US$882 million after the payment in January 2006 of a cash dividend of US$58 million or US$4.01 per share.

It was a strong, if occasionally volatile, year for China's equity markets, which shrugged off the global credit crunch afflicting other global equity markets. The portfolio's performance was due to its focus on domestically-listed, entrepreneurial companies. It benefited from both the strength of markets in mainland China, and from the appreciation of the renminbi relative to the US dollar.

Optimism about the pace of Chinese growth remains, although clouds are now gathering. In August, inflation jumped to a 10-year high. While this was largely due to food prices, there is a risk that this might develop into more broadly based inflation. A slowdown in US growth ahead of the American presidential election may produce an increase in protectionist sentiment and an acceleration in renminbi appreciation.

In such an environment, the portfolio's concentration on domestically focused companies should ensure its resilience. As the valuations of many large-cap stocks now appear stretched, the managers believe that the portfolio is well positioned in areas of value - including Taiwan, which remains the region's laggard.

During the course of the year the Fund's investment manager decided to reduce exposure in the Chinese mainland markets and to redeploy the proceeds in Taiwan, which the manager feels offers better value. The repositioning of the Fund's investments resulted in exceptionally large net realized gains for the year which the Fund is required to distribute to its shareholders. Accordingly, at its meeting on December 6(th), the Board of Directors declared a distribution of US$12.12 per share, payable on January 25, 2008.

The extraordinary size of the distribution led the Board to break with tradition by making the distribution payable in the Fund's common stock, unless individual shareholders request cash in lieu of stock. Requests for cash distributions may not, however, exceed 30% of the total amount to be distributed by the Fund. Investors can learn more about this distribution in the 'Company Announcements' area of the Fund's website. The arguments in favour of a distribution in common stock are keeping expense ratios low, encouraging reinvestment in the Fund, improving liquidity and allowing the investment manager a greater degree of flexibility.

Martin Currie assumed management of the unlisted portfolio from the previous manager, Asian Direct Capital Management, in June. This will bring a consistency of investment approach to bear across the Fund' s investments. Martin Currie will invest only in unlisted Chinese companies when they are cheaper than their listed counterparts or where similar companies cannot be found in the listed sector.

For monthly updates detailing your fund's investments, please consult www.chinafundinc.com.

Yours truly,

J. Lightburn
Chairman

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED AND DIRECT INVESTMENTS
Over the past 12 months, your fund has outperformed the MSCI Golden Dragon index by 17.3% in relative terms, enjoying total return of 116.48%.

This was a strong year for most Chinese markets, though there was some significant volatility along the way. February's dramatic one-day correction in the A-share market sparked a global sell-off. Ironically, the reaction in most of the world's equity markets far outweighed what proved to be merely a blip in the long upward march of China's domestic stock market. As the government's tightening measures finally had some impact, the A-share market saw further volatility in the early summer. But in August, the sub-prime-related fears that caused other markets to convulse left the A-share market untouched, and were soon shrugged off by the H-share and Hang Seng indices.

Towards the end of the period, the momentum of the A-share market lessened somewhat, while Hong Kong's markets surged ahead on hopes of massive inflows from the mainland. These hopes arose as Beijing announced a pilot program that would enable Chinese citizens to invest directly in Hong Kong. In September, the launch -- and over-subscription -- of the first QDII funds also helped to bolster the Hong Kong markets. Meanwhile, the Fed's rate cuts boosted Hong Kong property stocks.

After years of stagnation, the Taiwanese market sprang to life in the early summer. But this revival proved short-lived, and Taiwan was harder hit by sub-prime worries than were other Chinese markets (despite the disclosed sub-prime exposure of Taiwanese financial institutions being far less significant than that of the soaring Hong Kong-listed Chinese banks). Nevertheless, there have been some encouraging political developments in Taiwan, not least the acquittal of Kuomintang presidential candidate Ma Jing-yeoh on corruption charges. With presidential and legislative elections scheduled for early next year, we are optimistic that we may see moves towards closer links with the mainland; moves that could help to realize the dormant value in the island's stocks.

Among the major contributors to the portfolio's outperformance were the Fund's A-share holdings, through access products, in CHINA MERCHANTS BANK CO., LTD. , SHANGHAI ZHENHUA PORT MACHINERY CO., LTD. , XINJIANG TEBIAN ELECTRIC APPARATUS STOCK, CO., LTD. (where the Fund realized a gain), and the YOUNGOR GROUP CO., LTD. CHINA OILFIELD SERVICES, LTD. was the pick of the Fund's H-share holdings, while in Taiwan we judiciously avoided index heavyweight Taiwan Semiconductor.

The principal negatives came from the Hong Kong and H-share markets, particularly late in the period, when the Fund suffered from not holding major index components such as CHINA LIFE, CHINA MOBILE, PING AN INSURANCE and HONG KONG EXCHANGES & CLEARING.

In June, Martin Currie assumed control of the Fund's direct investment portfolio. Besides the established holding in SINO-TWINWOOD PTE. LTD. (soon to be renamed HAND), which manufactures ERP (enterprise resource planning) software, we have invested in WUXI PAIHO and HIGHLIGHT TECH CORP. Both of these are spin-offs of the Chinese operations of Taiwan-listed companies: WUXI PAIHO makes Velcro and specialist accessories for sportswear manufacturers; HIGHLIGHT TECH CORP. makes vacuum equipment. Both companies plan to list on the A-share market within three years.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED) (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



REVIEW OF LISTED AND DIRECT INVESTMENTS (CONTINUED)


As most Chinese markets have surged to remarkable levels during the past year, the portfolio remains focused on the few areas in which real value is still to be found: principally Taiwan and small-cap stocks in the A-share market. Over the period, we reduced the Fund's weighting to Hong Kong significantly. We also reduced the Fund's A-share exposure, adding to Taiwan. Although we missed most of the autumn rally in H-shares, we believe that the portfolio is well positioned; the valuations of the larger H-share and A-share stocks look increasingly stretched.

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED AND DIRECT INVESTMENT MANAGER
Mr. Chris Ruffle serves as the Director and product manager for the Fund's portfolio. Fluent in Mandarin and Japanese, Chris has worked in the Far East since 1983. He initially worked in Beijing, Shanghai and Australia for Wogen Resources. He moved to Tokyo in 1987 to work as an analyst for Warburg Securities, and established their Taiwan office in 1990. Chris joined Martin Currie in 1994, moving to work in Taipei in 2000 and Shanghai from 2002. In 2006, Chris, Shifeng Ke and Martin Currie established MC China Limited -- a joint venture dedicated to running our range of specialist China strategies. With Shifeng Ke, he co-manages the China Fund Inc, Martin Currie's China A-Share products, Martin Currie's China Hedge fund and the micro-cap China Development Capital Partnership. He is the lead manager of the Taiwan Opportunities Fund.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


NAME OF ISSUER AND TITLE OF ISSUE                          SHARES           VALUE (NOTE A)
---------------------------------                          ------           --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA
  FINANCIALS -- (1.0%)
     Shanghai Lujiazui Finance & Trade Zone Development
       Co., Ltd. ......................................   3,530,706           $ 8,752,620
                                                                              -----------
  INDUSTRIALS -- (0.8%)
     China International Marine Containers (Group) Co.,
       Ltd. ...........................................   3,450,000             7,117,486
                                                                              -----------
          TOTAL CHINA -- (Cost $10,507,450)                           1.8%     15,870,106
                                                                      ---     -----------

HONG KONG
  CONSUMER DISCRETIONARY -- (7.2%)
     China Dongxiang Group Co.*........................     894,000               683,992
     China Travel International Investment Hong Kong,
       Ltd.(1).........................................  18,148,000            14,353,186
     Huabao International Holdings, Ltd. ..............  12,790,000            12,112,274
     Parkson Retail Group, Ltd.(1).....................   1,111,500            12,626,934
     Ports Design, Ltd. ...............................   2,678,500            10,021,868
     Shangri-La Asia, Ltd.(1)..........................   2,975,555             9,424,939
     Yorkey Optical International Cayman, Ltd.#........  15,838,000             4,475,108
                                                                              -----------
                                                                               63,698,301
                                                                              -----------

  CONSUMER STAPLES -- (2.7%)
     Chaoda Modern Agriculture (Holdings), Ltd.(1)#....  26,407,900            23,884,214
                                                                              -----------
  ENERGY -- (0.5%)
     China Rare Earth Holdings, Ltd. ..................  15,254,000             4,388,819
                                                                              -----------
  FINANCIALS -- (1.6%)
     Tianjin Development Holdings, Ltd. ...............   8,440,000            14,134,362
                                                                              -----------
  HEALTH CARE -- (3.7%)
     China Shineway Pharmaceutical Group, Ltd.#........  11,184,000             8,181,620
     Golden Meditech Co., Ltd.(1) #....................  35,040,000            16,049,131
     Natural Beauty Bio-Technology, Ltd.#..............  32,780,000             8,162,540
                                                                              -----------
                                                                               32,393,291
                                                                              -----------
  INDUSTRIALS -- (0.9%)
     TPV Technology, Ltd. .............................  12,728,000             8,522,884
                                                                              -----------
  INFORMATION TECHNOLOGY -- (0.4%)
     Alibaba.com, Ltd.*................................     159,500               280,617
     Arcontech Corp.(2)*...............................  18,386,000                    --
     Chinasoft International, Ltd.#....................  15,550,000             3,109,719
                                                                              -----------
                                                                                3,390,336
                                                                              -----------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  MATERIALS -- (0.5%)
     Fountain Set (Holdings), Ltd.#...................  12,446,000           $  3,693,318
     Ocean Grand Chemicals Holdings, Ltd.(2)*#........  17,379,000                695,097
                                                                             ------------
                                                                                4,388,415
                                                                             ------------
  UTILITIES -- (2.0%)
     Xinao Gas Holdings, Ltd.(1)#.....................   9,286,000             17,420,161
                                                                             ------------
          TOTAL HONG KONG -- (Cost $68,165,140)                      19.5%    172,220,783
                                                                     ----    ------------

HONG KONG -- "H" SHARES
  ENERGY -- (8.4%)
     China Oilfield Services, Ltd.(1).................  12,650,000             30,585,754
     China Petroleum & Chemical Corp.(1)..............  14,120,000             21,241,848
     China Shenhua Energy Co., Ltd.(1)................   3,435,000             21,804,740
                                                                             ------------
                                                                               73,632,342
                                                                             ------------
  INDUSTRIALS -- (3.2%)
     BYD Co., Ltd.(1).................................   1,368,500             12,871,566
     Zhejiang Expressway Co., Ltd.(1).................  10,304,000             14,730,066
                                                                             ------------
                                                                               27,601,632
                                                                             ------------
  MATERIALS -- (2.0%)
     Zijin Mining Group Co., Ltd.(1)..................  10,408,000             17,859,858
                                                                             ------------
  UTILITIES -- (0.6%)
     Anhui Expressway Co., Ltd.(1)....................   6,780,000              5,537,229
                                                                             ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $39,462,127)                                             14.2%    124,631,061
                                                                     ----    ------------
          TOTAL HONG KONG (INCLUDING "H"
            SHARES) -- (Cost $107,627,267)                           33.7%    296,851,844
                                                                     ----    ------------

SINGAPORE
  CONSUMER DISCRETIONARY -- (1.0%)
     China Hongxing Sports, Ltd.(1)...................  10,033,000              8,865,277
                                                                             ------------
  CONSUMER STAPLES -- (0.8%)
     Hsu Fu Chi International, Ltd.*#.................   8,409,000              6,965,898
                                                                             ------------
  INDUSTRIALS -- (1.9%)
     Yangzijiang Shipbuilding Holdings, Ltd.(1)*......   9,546,000             16,738,120
                                                                             ------------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                          SHARES           VALUE (NOTE A)
---------------------------------                          ------           --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
SINGAPORE (CONTINUED)
  INFORMATION TECHNOLOGY -- (0.6%)
     CDW Holding, Ltd.#+...............................  60,000,000           $ 4,970,316
                                                                              -----------
          TOTAL SINGAPORE -- (Cost $25,141,695)                       4.3%     37,539,611
                                                                      ---     -----------

TAIWAN
  CONSUMER DISCRETIONARY -- (7.9%)
     FamilyMart Co., Ltd.#.............................   3,557,652             6,091,306
     Far Eastern Department Stores, Ltd. ..............  17,630,080            21,483,516
     Merry Electronics Co., Ltd. ......................   3,584,340            12,937,460
     Synnex Technology International Corp. ............   8,905,050            29,669,764
                                                                              -----------
                                                                               70,182,046
                                                                              -----------
  CONSUMER STAPLES -- (3.1%)
     Lien Hwa Industrial Corp. ........................  11,161,855             7,093,451
     Uni-President Enterprises Corp. ..................  14,137,220            20,258,333
                                                                              -----------
                                                                               27,351,784
                                                                              -----------
  ENERGY -- (1.0%)
     Formosa Petrochemical Corp. ......................   2,658,000             8,609,903
                                                                              -----------
  FINANCIALS -- (7.0%)
     Cathay Financial Holding Co., Ltd. ...............   5,708,370            14,739,799
     China Development Financial Holding Corp. ........  36,871,940            15,299,324
     Fubon Financial Holdings Co., Ltd. ...............  12,603,000            12,188,926
     Yuanta Financial Holdings Co., Ltd.*..............  26,413,545            19,393,564
                                                                              -----------
                                                                               61,621,613
                                                                              -----------
  INDUSTRIALS -- (2.2%)
     China Synthetic Rubber Corp. .....................   5,294,000             7,398,371
     Efun Technology Co., Ltd.#........................     997,100             5,536,880
     Wah Lee Industrial Corp. .........................   2,838,856             6,384,471
                                                                              -----------
                                                                               19,319,722
                                                                              -----------
  INFORMATION TECHNOLOGY -- (5.3%)
     Data Systems Consulting Co., Ltd.#................  10,146,718            13,366,184
     Powertech Technology Inc. ........................   3,581,100            14,472,439
     Taiwan Secom #....................................   4,738,000             7,249,878
     Tripod Technology Corp. ..........................   2,974,083            12,019,277
                                                                              -----------
                                                                               47,107,778
                                                                              -----------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                         SHARES            VALUE (NOTE A)
---------------------------------                         ------            --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN (CONTINUED)
  MATERIALS -- (1.9%)
     China Metal Products Co., Ltd.#..................   8,392,675           $ 11,599,316
     Yieh United Steel Corp.#.........................  11,379,600              4,802,497
                                                                             ------------
                                                                               16,401,813
                                                                             ------------
          TOTAL TAIWAN -- (Cost $152,882,680)                        28.4%    250,594,659
                                                                     ----    ------------

UNITED KINGDOM
  HEALTH CARE -- (1.3%)
     China Medical System Holdings, Ltd.*#............   3,623,188             11,403,401
                                                                             ------------
          TOTAL UNITED KINGDOM -- (Cost $9,940,990)                   1.3%     11,403,401
                                                                     ----    ------------

UNITED STATES
  CONSUMER DISCRETIONARY -- (0.3%)
     Chindex International, Inc.(1)*..................      69,987              2,383,757
                                                                             ------------
  ENERGY -- (1.7%)
     Far East Energy Corp.*#..........................  11,111,111             15,222,222
                                                                             ------------
  HEALTH CARE -- (3.7%)
     China Medical Technologies Inc., ADR(1)..........     271,500             12,665,475
     Mindray Medical International, Ltd., ADR(1)......     367,000             14,591,920
     WuXi PharmaTech Cayman Inc., ADR(1)*.............     145,600              5,604,144
                                                                             ------------
                                                                               32,861,539
                                                                             ------------
          TOTAL UNITED STATES -- (Cost $28,585,394)                   5.7%     50,467,518
                                                                     ----    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $334,685,476)                         75.2%    662,727,139
                                                                     ----    ------------

EQUITY LINKED SECURITIES
  ENERGY -- (1.4%)
     China Yangtze Power Co., Ltd. Access Product
       (expiration 1/20/10) 144A,(2)(3)...............   4,169,077             11,994,434
                                                                             ------------
  FINANCIALS -- (3.5%)
     China Merchants Bank Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(2)(3)..............   3,033,555             18,477,384





See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                          SHARES           VALUE (NOTE A)
---------------------------------                          ------           --------------
EQUITY LINKED SECURITIES (CONTINUED)
FINANCIALS (CONTINUED)
     Finance Street Holding Co., Ltd. Access Product
       (expiration 2/13/12) 144A,(2)(3)................  2,736,453           $ 12,790,181
                                                                             ------------
                                                                               31,267,565
                                                                             ------------
  INDUSTRIALS -- (12.6%)
     Baoding Tianwei Baobian Electric Co., Ltd. Access
       Product
       (expiration 1/20/10) 144A,(2)(4)................  1,947,486             13,742,203
     Daqin Railway Co., Ltd. Access Product (expiration
       11/02/11) 144A,(2)(3)...........................  9,710,000             30,615,630
     Shanghai International Airport Co., Ltd. Access
       Product
       (expiration 1/20/10) 144A,(2)(4)................  4,066,100             19,488,817
     Shanghai International Port (Group) Co., Ltd.
       Access Product (expiration 8/28/12)
       144A,(2)(3).....................................  5,499,923              7,166,400
     Shanghai Tunnel Engineering Co., Ltd. Access
       Product
       (expiration 1/17/12) 144A,(2)(4)................  3,441,747              6,749,266
     Shanghai Zhenhua Port Machinery Co., Ltd. Access
       Product
       (expiration 10/26/10) 144A,(2)(3)...............  4,462,752             16,677,304
     Xinjiang Tebian Electric Apparatus Stock Co., Ltd.
       Access Product (expiration 10/26/10)
       144A,(2)(3).....................................  4,741,284             16,575,529
                                                                             ------------
                                                                              111,015,149
                                                                             ------------
  MATERIALS -- (1.9%)
     Qinghai Salt Lake Potash Co., Ltd. Access Product
       (expiration 10/26/10) 144A,(2)(3)...............  1,725,209             16,927,751
                                                                             ------------
          TOTAL EQUITY LINKED SECURITIES --
            (Cost $49,967,413)                                       19.4%    171,204,899
                                                                     ----    ------------
DIRECT INVESTMENTS
  INDUSTRIALS -- (1.1%)
     Highlight Tech Corp., (acquired 9/11/07)(2)(5)*#..  3,366,893              6,000,000
     Wuxi PAIHO, (acquired 9/17/07)(2)(5)*#............    876,190              3,680,000
                                                                             ------------
                                                                                9,680,000
                                                                             ------------
  INFORMATION TECHNOLOGY -- (0.3%)
     Sino Twinwood Pte Ltd., (acquired
       5/2/07)(2)(5)*#.................................    500,000              3,050,000
     teco Optronics Corp., (acquired 4/26/04)(2)(5)*#..  1,861,710                     --
                                                                             ------------
                                                                                3,050,000
                                                                             ------------
          TOTAL DIRECT INVESTMENTS -- (Cost
            $13,411,594)                                              1.4%     12,730,000
                                                                     ----    ------------






See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                        SHARES             VALUE (NOTE A)
---------------------------------                        ------             --------------
COLLATERAL FOR SECURITIES ON LOAN -- (17.0%)
  SHORT TERM -- (17.0%)
     Securities Lending Quality Trust...............  150,078,440            $ 150,078,440
                                                                             -------------
       TOTAL COLLATERAL FOR SECURITIES ON
          LOAN -- (Cost $150,078,440)                                17.0%     150,078,440
                                                                    -----    -------------

TOTAL INVESTMENTS -- (Cost $548,142,923)                            113.0%     996,740,478
                                                                    -----    -------------
OTHER ASSETS AND LIABILITIES                                        (13.0%)   (114,884,731)
                                                                    -----    -------------

NET ASSETS                                                          100.0%   $ 881,855,747
                                                                    =====    =============



Notes to Schedule of Investments

 *  Denotes non-income producing security

  #  Illiquid Security

  +  Affiliated issuer (see Note F).

(1) A portion or all of the security was held on loan. As of October 31, 2007, the market value of the securities loaned was $142,545,523.

(2) Security valued at fair value using methods determined in good faith by or at the direction of the Board of Directors.

(3) Equity linked securities issued by Credit Lyonnais (CLSA).

(4) Equity linked securities issued by Citigroup Global Markets Holdings.

(5) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore valued in good faith by the Board of Directors at fair market value. The Fund does not have a right to demand that such securities be registered.

ADR American Depositary Receipt

144A Securities restricted for resale to Qualified Institutional Buyers.



See notes to financial statements and notes to schedule of investments.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments in listed securities, at value (cost $382,888,861)
     (Note A)......................................................  $  828,961,722
  Investments in direct securities, at value (cost $13,411,594)
     (Note A)......................................................      12,730,000
  Investments in affiliated securities, at value (cost $1,764,028)
     (Notes A & F).................................................       4,970,316
  Collateral for securities loaned.................................     150,078,440
  Cash.............................................................      16,241,621
  Foreign currency, at value (cost $16,586,479)....................      16,705,843
  Receivable for investments sold..................................       3,805,960
  Receivable for securities lending income.........................         109,920
  Dividends receivable.............................................         542,780
  Prepaid expenses.................................................           1,644
  Miscellaneous assets.............................................         153,257
                                                                     --------------
TOTAL ASSETS.......................................................   1,034,301,503
                                                                     --------------

LIABILITIES
  Payable for investments purchased................................         280,617
  Payable upon return of collateral for securities loaned..........     150,078,440
  Investment management fee payable (Note B).......................         829,472
  Administration and custodian fees payable (Note B)...............         251,513
  Directors fee payable (Note B)...................................         107,407
  Contingent liability (Note F)....................................         717,795
  Accrued expenses and other liabilities...........................         180,512
                                                                     --------------
TOTAL LIABILITIES..................................................     152,445,756
                                                                     --------------
TOTAL NET ASSETS...................................................  $  881,855,747
                                                                     ==============

COMPOSITION OF NET ASSETS:
  Paid in capital (Note C).........................................     256,548,324
  Undistributed net investment income..............................       4,022,954
  Accumulated net realized gain on investments and foreign currency
     transactions..................................................     172,559,669
  Net unrealized appreciation on investments and foreign currency
     translation...................................................     448,724,800
                                                                     --------------
TOTAL NET ASSETS...................................................  $  881,855,747
                                                                     ==============


NET ASSETS VALUE PER SHARE
  ($881,855,747/14,575,961 shares of common stock outstanding).....          $60.50
                                                                             ======






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- (including dividends of $180,000 from non-
     controlled affiliates, net of tax withheld of $1,040,773)......  $ 10,587,503
  Interest income...................................................        57,087
  Securities lending income.........................................       148,201
                                                                      ------------
     TOTAL INVESTMENT INCOME........................................    10,792,791
                                                                      ------------

EXPENSES
  Investment Management fees (Note B)...............................     4,012,381
  Custodian fees (Note B)...........................................       866,349
  Administration fees (Note B)......................................       503,438
  Directors' fees and expenses (Note B).............................       351,920
  Stock dividend tax expense........................................       219,110
  Legal fees........................................................       180,163
  Printing and postage..............................................       131,276
  Shareholder service fees..........................................       225,361
  Insurance.........................................................        52,959
  Audit and tax service fees........................................        68,660
  Stock exchange listing fee........................................        26,441
  Transfer agent fees...............................................        19,280
  Miscellaneous expenses............................................        17,053
                                                                      ------------
     TOTAL EXPENSES.................................................     6,674,391
                                                                      ------------

NET INVESTMENT INCOME...............................................     4,118,400
                                                                      ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY
  Net realized gain on listed investment transactions...............   169,354,349
  Net realized gain on direct investment transactions...............     3,415,158
  Net realized loss on foreign currency transactions................       (71,668)
                                                                      ------------
                                                                       172,697,839
                                                                      ------------
  Net change in unrealized appreciation on listed investments and
     foreign currency transactions..................................   310,458,693
  Net change in unrealized depreciation on direct investments.......    (5,059,960)
                                                                      ------------
                                                                       305,398,733
                                                                      ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS......................................................   478,096,572
                                                                      ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS..........................  $482,214,972
                                                                      ============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                            YEAR ENDED           YEAR ENDED
                                                         OCTOBER 31, 2007     OCTOBER 31, 2006
                                                         ----------------     ----------------
INCREASE IN NET ASSETS FROM OPERATIONS
  Net investment income................................    $  4,118,400         $  4,395,225
  Net realized gain on investments and foreign currency
     transactions......................................     172,697,839           54,704,912
  Net increase in unrealized appreciation on
     investments and foreign currency translations.....     305,398,733           95,242,230
                                                           ------------         ------------
  Net increase in net assets from operations...........     482,214,972          154,342,367
                                                           ------------         ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income................................      (4,343,068)          (3,124,848)
  Capital gains........................................     (53,811,419)         (33,017,522)
                                                           ------------         ------------
  Total dividends and distributions to shareholders....     (58,154,487)         (36,142,370)
                                                           ------------         ------------

CAPITAL SHARE TRANSACTIONS:
  Fund Shares sold (Note C)............................              --                   --
  Reinvestment of dividends and distributions (79,741
     and 107,933 shares, respectively).................       2,589,184            2,510,507
                                                           ------------         ------------
  Net increase in net assets from capital share
     transactions......................................       2,589,184            2,510,507
                                                           ------------         ------------
NET INCREASE IN NET ASSETS.............................     426,649,669          120,710,504

NET ASSETS:
  Beginning of year....................................     455,206,078          334,495,574
                                                           ------------         ------------
  End of year..........................................    $881,855,747         $455,206,078
                                                           ============         ============

Undistributed net investment income, end of period.....    $  4,022,954         $  4,319,290
                                                           ============         ============






See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INCREASE (DECREASE) IN CASH -
-----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets resulting from operations.............  $ 482,214,972
     Adjustments to reconcile net increase in net assets from
       operations  to net cash provided from operating activities:
     Purchases of investment securities............................   (278,787,516)
     Proceeds from investments sold................................    339,644,527
     Increase in collateral for securities loaned..................   (150,078,440)
     Increase in dividends receivable..............................       (412,278)
     Increase in receivable for securities lending income..........       (109,920)
     Increase in receivable for investments sold...................      1,342,868
     Increase in prepaid expenses and miscellaneous assets.........       (105,290)
     Increase in payable for investments purchased.................     (1,746,722)
     Increase in payable upon return of collateral for securities
       loaned......................................................    150,078,440
     Increase in accrued expenses and other liabilities............        750,915
     Unrealized appreciation/depreciation on investments and
       foreign currency............................................   (305,398,733)
     Net realized gain/loss from investments and foreign currency..   (172,697,839)
                                                                     -------------
       Net cash provided from operating activities.................     64,694,984
                                                                     -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
     Cash distributions paid.......................................    (55,565,303)
                                                                     -------------
       Net cash used for financing activities......................    (55,565,303)
                                                                     -------------
NET INCREASE IN CASH...............................................      9,129,681
CASH AT BEGINNING OF PERIOD........................................     23,817,783
                                                                     -------------
CASH AT END OF PERIOD..............................................  $  32,947,464
                                                                     =============
Noncash financing activities not included herein consist of:
          Reinvestment of dividends and distributions..............  $   2,589,184
          Contingent liability.....................................  $     717,795

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE YEARS INDICATED

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           YEAR ENDED OCTOBER 31
                                           ----------------------------------------------------
                                             2007       2006       2005       2004*      2003*
                                           --------   --------   --------   --------   --------
PER SHARE OPERATION PERFORMANCE
Net asset value, beginning of year.......  $  31.40   $  23.25   $  26.27   $  26.93   $  14.92
                                           --------   --------   --------   --------   --------
Net investment income....................      0.28       0.30       0.21       0.21       0.06
Net realized and unrealized gain on
  investments and foreign currency
  transactions...........................     32.83      10.36       0.34       0.91      12.16
                                           --------   --------   --------   --------   --------
Total income from investment operations..     33.11      10.66       0.55       1.12      12.22
                                           --------   --------   --------   --------   --------
Less dividends and distributions:
  Dividend from net investment income....     (0.30)     (0.22)     (0.20)     (0.07)     (0.06)
  Distributions from net realized capital
     gains...............................     (3.71)     (2.29)     (3.37)     (1.71)     (0.15)
                                           --------   --------   --------   --------   --------
Total dividends and distributions........     (4.01)     (2.51)     (3.57)     (1.78)     (0.21)
                                           --------   --------   --------   --------   --------
Net asset value, end of year.............  $  60.50   $  31.40   $  23.25   $  26.27   $  26.93
                                           ========   ========   ========   ========   ========
Per share market price, end of year......  $  51.67   $  30.40   $  24.55   $  29.15   $  34.74
                                           ========   ========   ========   ========   ========
TOTAL INVESTMENT RETURN (BASED ON MARKET
  PRICE).................................     90.97%     37.20%     (5.50)%   (12.16)%   179.41%
                                           ========   ========   ========   ========   ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000's)..........  $881,856   $455,206   $334,496   $264,886   $271,278
Ratio of expenses to average net assets..      1.08%      1.26%      1.44%      1.41%      1.76%
Ratio of expenses to average net assets,
  excluding stock dividend tax expense...      1.04%      1.23%      1.38%      1.34%      1.68%
Ratio of net investment income to average
  net assets.............................      0.67%      1.09%      1.04%      0.78%      0.32%
Portfolio turnover rate..................        46%        50%        26%        40%        55%



* Financial highlights were audited by a previous audit firm.



See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2007

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of, and for the twelve months ended, October 31, 2007 relate to the contingent liability resulting from the sale of Captive Finance in March 2007. A reserve of 10% of the net sale proceeds was established to cover any potential liabilities from the representation and warranties provided by the Fund in the transaction.

SECURITY VALUATION: Portfolio securities listed on recognized United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Open end investment companies are valued at net asset value per share. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments not traded on an exchange are valued at fair value as determined by the Board of Directors.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

SECURITIES LENDING: The Fund may lend any of its securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Fund or the Investment Manager specifically identifies as not being available. By lending its investment securities, the Fund attempts to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Fund receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities with respect to securities of the

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


U.S. government or its agencies, 102% of the current market value of the loaned securities with respect to U.S. securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the Securities Lending Quality Trust. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Fund.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTION CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counter parties to meet the terms of the contract.

EQUITY LINKED SECURITIES: The Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities currently held by the Fund, identified as "Access Products" in the Schedule of Investments are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. Access Products may be used by the Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Fund invests in Access Products whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in Access Products will involve risks similar to the risks of investing in foreign securities. In addition, the Fund bears the risk that the issuer of an Access Product may default on its obligation under the terms of the arrangement with the counterparty. Access Products are often used for many of the same

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


purposes as, and share many of the same risks with, derivative instruments. In addition, Access Products may be considered illiquid.

At October 31, 2007, the Fund held equity-linked Access Product warrants through Credit Lyonnais ("CLSA") and Citigroup Global Markets Holdings, the issuers. Under the terms of the agreements, each warrant entitles the Fund to receive from the issuers an amount in U.S. dollars linked to the performance of specific equity shares.

DIRECT INVESTMENTS: The Fund may invest up to 25% of the net proceeds from its offerings of its outstanding Common Stock in direct investments. Direct investments are generally restricted and do not have a readily available resale market. The value of these securities at October 31, 2007 was $12,730,000 or 1.4% of the Fund's net asset value. The table below details the acquisition date, cost, and value of the Fund's direct investments as determined by the Board of Director's of the Fund. The Fund does not have the right to demand that such securities be registered.

SECURITY                                          ACQUISITION DATE       COST         MARKET
--------                                          ----------------   -----------   -----------
Highlight Tech. Corp............................     09/11/2007      $ 6,000,000   $ 6,000,000
Wuxi PAIHO......................................     09/17/2007      $ 3,680,000   $ 3,680,000
Sino Twinwood Pte. Ltd. ........................     05/02/2007      $ 3,164,274   $ 3,050,000
teco Optronics Corp. ...........................     04/26/2004      $   567,320   $        --
                                                                     -----------   -----------
                                                                     $13,411,594   $12,730,000
                                                                     ===========   ===========



INDEMNIFICATION OBLIGATIONS
Under the Fund's organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from Capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received. The Fund records the taxes paid on stock dividends as an operating expense.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

The Fund made distributions of $18,566,759 from Ordinary Income and $39,587,728 from Long-Term Capital Gains during the year ended October 31, 2007. For the year ended October 31, 2006, the Fund made distributions of $3,124,848 from Ordinary Income and $33,017,522 from Long-Term Capital Gains. As of October 31, 2007 the components of distributable earnings on a tax basis were $45,393,325 for undistributed ordinary income and $131,189,298 for undistributed capital gains. At that date the Fund had $448,724,800 of net unrealized appreciation on a tax basis. Income and capital gains distributions are determined in accordance with U.S. income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of Subchapter M of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Martin Currie Inc. is the investment manager for the Fund's listed assets (the "Listed Assets"). Martin Currie Inc. receives a fee, computed weekly and payable monthly, at the following annual rates: 0.70% of the first US$315 million of the Fund's average weekly net assets invested in Listed Assets; and 0.50% of the Fund's average weekly net assets invested in Listed Assets in excess of US$315 million. In April 2007, Martin Currie was also appointed as an investment manager for the Fund's assets allocated to Direct Investments. For this they receive a fee computed weekly and payable monthly, at an annual rate of 2.0% of the average weekly value of the Fund's assets invested in the investment manager's Direct Investments.

Asian Direct Capital Management ("ADCM") was an investment manager for the Fund's assets allocated to direct investments through June 2007. ADCM received a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in the investment manager's Direct Investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $27,500 and $15,000 respectively ($27,500 and $12,000 prior to September 20, 2007), plus $3,000 ($2,000 prior to September 20, 2007) for each Board of Directors' meeting or Audit Committee meeting attended as well as $1,000 for each Valuation Committee teleconference. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative services for the Fund, including preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at an annual rate of 0.13% of the Fund's average daily net assets up to $150 million, 0.11% of the next $150 million and .06% of those assets in excess of $300 million subject to certain minimum requirements for fund administration services. The Fund also pays State Street $100,000 per year for certain legal administration services, including corporate secretarial services and preparing regulatory filings.

The Fund also has a contract with State Street to provide custody and fund accounting services to the Fund. For these services, the Fund pays State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket expenses.

NOTE C -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the year ended October 31, 2007, the Fund did not participate in this program. At October 31, 2007, 100,000,000 shares of $.01 par value common stock were authorized.

NOTE D -- INVESTMENT TRANSACTIONS
For the year ended October 31, 2007, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $278,673,242 and $339,340,675, respectively. At October 31, 2007, the cost of investments for federal income tax purposes was $398,064,483. Gross unrealized appreciation of investments was $457,410,133, while gross unrealized depreciation of investments was $8,812,578, resulting in net unrealized appreciation of investments of $448,597,555.

NOTE E -- INVESTMENTS IN CHINA
The Fund's investments in the People's Republic of China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized People's Republic of China companies, particularly in the People's Republic of China; and (8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE F -- INVESTMENTS IN NON-CONTROLLED AFFILIATES*:

                                                                                                 DIVIDENDS
                            BALANCE OF     GROSS        GROSS      BALANCE OF                   INCLUDED IN
                           SHARES HELD   PURCHASES      SALES     SHARES HELD      VALUE      DIVIDEND INCOME
                           OCTOBER 31,      AND          AND      OCTOBER 31,   OCTOBER 31,    NON-CONTROLLED
NAME OF ISSUER                 2006      ADDITIONS   REDUCTIONS       2007          2007         AFFILIATES
-------------------------  -----------   ---------   ----------   -----------   -----------   ---------------
Captive Finance,
  Ltd.(1)................    2,000,000      $--      $2,000,000            --            --             --
CDW Holdings Ltd.........   60,000,000       --              --    60,000,000    $4,970,316       $180,000


* Affiliated issuers, as defined in the 1940 Act as amended, include issuers in which the Fund held 5% or more of the outstanding voting securities.

(1) The Fund sold Captive Finance in March 2007, to which a reserve of 27% of the net proceeds was established to cover any potential liabilities from the representations and warranties provided by the Fund in the transaction. In May 2007, the reserve was reduced to 10% of net sale proceeds.

NOTE G -- NEW ACCOUNTING PRONOUNCEMENTS
In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

REPORT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of The China Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The China Fund, Inc. (the "Fund"), including the schedule of investments, as of October 31, 2007, and the related statement of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The financial highlights for each of the two years in the period ended October 31, 2004 were audited by other auditors whose report, dated December 10, 2004, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, the results of its operations and cash flows, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2007

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING VOTING HELD MARCH 22, 2007 AND APRIL 13, 2007

     1.) Election of Directors -- The stockholders of the Fund elected Michael
         F. Holland as a Class II director to serve for a term expiring on the date on which the annual meeting of stockholders is held in 2010.

                                            FOR         WITHHELD
                                            ---         --------
Michael F. Holland                          8,581,238    287,230


     2.) Approval or Rejection of a Direct Investment Management Agreement between the Fund and Martin Currie Inc -- The stockholders of the Fund approved a Direct Investment Management Agreement between the Fund and Martin Currie Inc.

                                               FOR      AGAINST   ABSTAIN   NON-VOTES
                                            ---------   -------   -------   ---------
Approve or Reject a Direct Investment       6,182,912   221,793   278,813   2,613,042
  Management Agreement between the Fund
  and Martin Currie Inc.


TAX INFORMATION

     CAPITAL GAINS DISTRIBUTIONS: $39,587,728 has been designated as capital gains dividends for the purpose of the dividends paid deduction, of which 100% represents 15% rate gains.

     FOREIGN TAXES CREDIT: The Fund designates $1,259,883 as foreign taxes paid and $11,628,276 as foreign source income earned for regular Federal income tax purposes.

     QUALIFIED DIVIDEND INCOME: For the fiscal year ended October 31, 2007, the Fund will designate up to the maximum amount allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for reduced tax rates.
These lower rates range from 5% to 15% depending on an individual's tax bracket. Complete information will be reported in conjunction with Form 1099-DIV.

PRIVACY POLICY


                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

     [ ] Information it receives from shareholders on applications or other forms; and

     [ ]  Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

THE CHINA FUND, INC.
OTHER INFORMATION (CONTINUED) (UNAUDITED)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING POLICIES AND PROCEDURES
A description of the policies and procedures that are used by the Fund's investment advisers to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling 1-888-CHN-CALL (246-
2255); and (2) as an exhibit to the Fund's annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov. Information regarding how the investment advisers vote these proxies is now available by calling the same number and on the Commission's website. The Fund has filed its report on Form N-PX covering the Fund's proxy voting record for the 12 month period ending June 30, 2007.

QUARTERLY PORTFOLIO OF INVESTMENTS
A Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Form N-Q has been filed as of July 31, 2007 for the third quarter of this fiscal year and is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 1-888-246-2255.

CERTIFICATIONS
The Fund's chief executive officer has certified to the New York Stock Exchange that, as of May 14, 2007, he was not aware of any violation by the Fund of applicable New York Stock Exchange corporate governance listing standards. The Fund also has included the certifications of the Fund's chief executive officer and chief financial officer required by Section 302 and Section 906 of the Sarbanes-Oxley Act of 2002 in the Fund's Form N-CSR filed with the Securities and Exchange Commission, for the period of this report.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL BACKGROUND

Martin Currie Inc. ("Martin Currie") acts as the Fund's investment manager, with exclusive investment discretion over the Fund's assets pursuant to two investment management and advisory agreements with the Fund: a "Listed Management Agreement" and a "Direct Investment Agreement" (as defined below). Martin Currie is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the "Advisers Act").

The Fund may invest up to 100% of the portion of the Fund's assets allocated for investment in listed securities (the "Listed Assets") pursuant to the Listed Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Listed Assets that is computed weekly and payable monthly, at an annual rate of 0.70% of the Fund's average weekly net assets consisting of Listed Assets up to US$315 million and 0.50% of the Fund's average weekly net assets consisting of Listed Assets in excess of US$315 million.

The Fund may invest up to 25% of the net proceeds of its offerings of its outstanding common stock in direct equity investments ("Direct Investments") pursuant to the Direct Management Agreement. The Fund pays Martin Currie a fee for its investment management of the Fund's Direct Investments that is payable monthly at an annual rate of 2.00% of the Fund's average weekly assets consisting of Direct Investments.

ANNUAL APPROVAL PROCESS

The Fund's Board of Directors (the "Board") is legally required to review and re-approve the Listed Management Agreement and the Direct Management Agreement once a year. Throughout the year, the Board considers a wide variety of materials and information about the Fund, including, for example, the Fund's investment performance, adherence to stated investment objectives and strategies, assets under management, expenses, regulatory compliance and management. The Board periodically meets with senior management and portfolio managers of Martin Currie and reviews and evaluates Martin Currie's professional experience, credentials and qualifications. This information supplements the materials the Board received in preparation for the Meeting described below.

In determining whether it was appropriate to approve the Listed Management Agreement and the Direct Management Agreement during fiscal 2007, the Board requested from Martin Currie information that the Board believed to be reasonably necessary to reach its conclusion. At meetings held in 2006 and 2007, as explained below, the Board discussed issues pertaining to the proposed approval of the Listed Management Agreement and the Direct Management Agreement with representatives from Martin Currie and with legal counsel. This information together with the information provided to the Directors throughout the course of year formed the primary basis for the Directors' determinations.

The Board met in executive sessions for the purpose of considering the approval of the Listed Management Agreement and the Direct Management Agreement. During the executive sessions, the Directors reviewed a memorandum which detailed the duties and responsibilities of the Directors with respect to their consideration of the Listed Management Agreement and the Direct Management Agreement. The Directors reviewed the contract renewal materials provided by Martin Currie, including, but not limited to (1) an organizational overview of Martin Currie and biographies of those

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



personnel providing services to the Fund, (2) a copy of the Listed Management Agreement, Amendment No. 1 to the Listed Management Agreement and the Direct Management Agreement, (3) a profitability analysis of Martin Currie, (4) financial statements of Martin Currie, (5) Form ADV of Martin Currie, and (6) performance and fee comparison data provided by Fundamental Data, a third party vendor of such information.

A.  LISTED MANAGEMENT AGREEMENT

The Board, consisting entirely of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Listed Management Agreement at an "in person" meeting held on June 15, 2007. In evaluating the Listed Management Agreement, as amended, the Directors drew on materials provided to them by Martin Currie. In deciding whether to renew the Listed Management Agreement, as amended, the Directors considered various factors, including (1) the nature, extent and quality of the services provided by Martin Currie under the Listed Management Agreement, (2) the investment performance of the Fund's Listed Assets, (3) the costs to Martin Currie of its services and the profits realized by Martin Currie from its relationship with the Fund and (4) the extent to which economies of scale might be realized if and as the Fund grows and whether the fee levels in the Management Agreement reflect these economies of scale.

1.  Nature, Extent and Quality of the Services provided by Martin Currie

In considering the nature, extent and quality of the services provided by Martin Currie, the Directors relied on their prior experience as Directors of the Fund as well as on the materials provided at the Meeting. They noted that under the Listed Management Agreement Martin Currie is responsible for managing the Fund's listed investments in accordance with the Fund's investment objective and policies, applicable legal and regulatory requirements, and any instructions of the Directors, for providing necessary and appropriate reports and information to the Directors, for maintaining all necessary books and records pertaining to the Fund's transactions in Listed Assets, and for furnishing the Fund with the assistance, cooperation, and information necessary for the Fund to meet various legal requirements regarding registration and reporting. They noted the distinctive nature of the Fund as investing primarily in equity securities of China companies. They also noted the experience and expertise of Martin Currie as appropriate for an adviser to the Fund.

The Directors reviewed the background and experience of Martin Currie's senior management, including those individuals responsible for the investment and compliance operations with respect to the Fund's listed investments, and the responsibilities of the latter with respect to the Fund. They also considered the resources, operational structures and practices of Martin Currie in managing the Fund's listed portfolio, in monitoring and securing the Fund's compliance with its investment objective and policies and with applicable laws and regulations, and in seeking best execution of portfolio transactions. Drawing upon the materials provided and their general knowledge of the business of Martin Currie, the Directors took into account the fact that Martin Currie's experience, resources and strength in these areas are deep, extensive and of high quality. On the basis of this review, the Directors determined that the nature and extent

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



of the services provided by Martin Currie to the Fund were appropriate, had been of high quality, and could be expected to remain so.

2.  Investment Performance of the Fund's Listed Assets

The Directors noted that, in view of the distinctive investment objective of the Fund, the investment performance of the Fund's Listed Assets was satisfactory. Of importance to the Directors was the extent to which the Fund achieved its objective. Drawing upon information provided at the Meeting and upon reports provided to the Directors by Martin Currie throughout the preceding year, the Directors determined that the Fund's Listed Assets had outperformed the MSCI Golden Dragon Index for the one and three-year periods ending April 30, 2007. They further concluded, on the basis of the limited universe of comparable funds, that the expense ratio of the Fund was as low as, or lower than, those of the Fund's direct competitors. Accordingly, the Directors concluded that the performance of the Fund was satisfactory.

3. The Costs to Martin Currie of its Services and the Profits Realized by Martin Currie from its Relationship with the Fund

The Directors considered the profitability of the advisory arrangement with the Fund to Martin Currie. The Directors had been provided with data on the Fund's profitability to Martin Currie. They first discussed with representatives of Martin Currie the methodologies used in computing the costs that formed the bases of the profitability calculations. Concluding that these methodologies were reasonable, they turned to the data provided. After extensive discussion and analysis they concluded that, to the extent that Martin Currie's relationship with the Fund had been profitable, the profitability was in no case such as to render the advisory fee excessive.

In considering whether Martin Currie benefits in other ways from its relationship with the Fund, the Directors noted that other than the advisory fees payable to Martin Currie under the Management Agreement and the Direct Management Agreement, there is no other investment advisory or brokerage fee received or receivable by Martin Currie from the Fund. The Directors concluded that, to the extent that Martin Currie derives other benefits from its relationship with the Fund, those benefits are not so significant as to render the adviser's fees excessive.

4. The Extent to which Economies of Scale would be Realized if and as the Fund Grows and Whether the Fee Levels in the Listed Management Agreement Reflect these Economies of Scale

On the basis of their discussions with management and their analysis of information provided at the Meeting, the Directors determined that the nature of the Fund and its operations is such that Martin Currie was likely to realize economies of scale in the management of the Fund as it grows in size. The Board noted that, in contemplation of these likely economies of scale, this fee structure with Martin Currie provides for breakpoints above which the fee rate declines. It was noted in the Board's discussion with representatives of Martin Curie that Martin Currie's assets under management from its China business had increased substantially and that Martin Currie had realized economies of scale from managing more China portfolios for more clients. It was noted that these economies of scale were shared with the Fund because they had enabled Martin Currie to develop centralized dealing facilities that pool transactions

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------



across all of its clients. However, Martin Currie had noted in its materials provided to the Board that these economies of scale were not infinite and that managing too much money may impair performance.

In order to better evaluate the Fund's advisory fee, the Directors had requested comparative information with respect to fees paid by similar funds, i.e., funds that invest primarily in China. Because of the distinctive nature of the Fund, the universe of similar funds was limited; the total number of comparable funds, which included the Fund, was sixteen. Based on a review of this information, the Directors found that the Fund's aggregate advisory fees were lower than many of its competitors' fees. The Directors noted that the Fund's total expense ratio was lower than most of the comparable funds' total expense ratios. The Directors concluded that the limited data available provided some indirect confirmation of the reasonableness of Martin Currie's fee.

APPROVAL OF LISTED MANAGEMENT AGREEMENT

The Directors approved the continuance of the Fund's Listed Management Agreement, as amended, after weighing the foregoing factors. They reasoned that, considered in themselves, the nature and extent of the services provided by Martin Currie were appropriate, that the performance of the Fund had been satisfactory, and that Martin Currie could be expected to provide services of high quality. As to Martin Currie's fees for the Fund, the Directors determined that the fees, considered in relation to the services provided, were fair and reasonable, that the Fund's relationship with Martin Currie was not so profitable as to render the fees excessive, that any additional benefits to Martin Currie were not of a magnitude materially to affect the Directors' deliberations, and that the fees adequately reflected shared economies of scale with the Fund.

B.  DIRECT MANAGEMENT AGREEMENT

The Board had previously considered and approved, for the first time and for an initial two year period, the Direct Management Agreement at an "in person" meeting held on December 7, 2006 to take effect at such time as the Direct Management Agreement was approved by the Fund's Shareholders. The Direct Management Agreement became effective on April 16, 2007. In addition, the Board, consisting entirely of "independent directors" within the meaning of the Investment Company Act of 1940, unanimously approved the Direct Management Agreement at an "in person" meeting held on June 15, 2007.

At the December 7, 2006 meeting, the Board of Directors considered information regarding Martin Currie's investment management capabilities, expertise and fees previously reviewed in June 2006 when the Board reviewed the Fund's current Listed Management Agreement with Martin Currie. In connection with their consideration of the proposed Direct Management Agreement with Martin Currie, the Directors, at a meeting held on December 7, 2006, the Board relied upon some of the same factors that led to the continuation of the Fund's Listed Management Agreement. At the meeting, the Directors were advised by counsel concerning their duties in considering the Direct Management Agreement and the various factors to be considered and standards to be applied.

BOARD DELIBERATIONS REGARDING APPROVAL OF
INVESTMENT MANAGEMENT AGREEMENTS (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


In addition, the Board had previously received and reviewed information relating to the Fund's current investment management arrangements with Martin Currie, including Martin Currie's presence and experience in China; information regarding the number and types of clients advised by Martin Currie, including other investment funds; the amount of assets under management; the number of persons employed and information regarding the education and employment experience of their principal investment officers; the compliance systems and personnel; their affiliations; their performance; and the proposed fees.

APPROVAL OF DIRECT MANAGEMENT AGREEMENT

At the December 7, 2006 meeting, based on its conclusions, and with the assistance of counsel, the Board of Directors determined that the proposed agreement with Martin Currie was fair and reasonable. Accordingly, the Board of Directors voted to unanimously approve the Direct Management Agreement. In addition, the Board unanimously re-approved the Listed Management Agreement at an "in person" meeting held on June 15, 2007.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to shareholders, at least annually, substantially all of its net investment income from dividends and interest earnings and expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each shareholder will be deemed to have elected, unless Computershare Trust Company, N.A., the Plan Administrator, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Administrator in Fund shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare Trust Company, N.A., as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund by contacting Computershare c/o The China Fund, Inc. at P.O. Box 43010, Providence, Rhode Island 02940-3011.
Phone: 1-800-426-5523.

Computershare Trust Company, N.A. and Computershare Shareholder Services, Inc. (collectively, "Computershare" or the "Plan Administrator"), acts as Plan Administrator and Service Agent. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Administrator will, as administrator for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Administrator, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Administrator will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Administrator, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Administrator, it is suggested that participants send in voluntary cash payments to be received by the Plan Administrator approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Administrator in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Administrator's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Administrator's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Administrator will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Administrator by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to Computershare c/o The China Fund, Inc. at P.O. Box 43011, Providence, Rhode Island 02940-3011. Phone: 1-800-426-5523.

DIRECTORS AND OFFICERS (UNAUDITED)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The following table provides information concerning each of the Directors of the Fund. The Board of Directors is comprised of Directors who are not interested persons of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Directors are divided into three classes, designated as Class I, Class II and Class III. The Directors in each such class are elected for a term of three years to succeed the Directors whose term of office expires. Each Director shall hold office until the expiration of his term and until his successor shall have been elected and qualified. The Fund is the only Fund in the Fund Complex.

                        PRESENT       PRINCIPAL OCCUPATION OR EMPLOYMENT
                         OFFICE           DURING PAST FIVE YEARS AND
NAME (AGE) AND          WITH THE        DIRECTORSHIPS IN PUBLICLY HELD       DIRECTOR
ADDRESS OF DIRECTOR       FUND                     COMPANIES                   SINCE
-------------------   -----------   --------------------------------------   --------
James J. Lightburn    Chairman of   Chairman of the Board of the Fund;         1992
  (64)..............  the Board     Attorney, Nomos, (2004-present);
  13, Rue Alphonse    and           Attorney, member of Hughes Hubbard &
  de Neuville         Director      Reed (1993-2004).
  75017 Paris,
  France
Alan Tremain (72)...  Director      Chairman, Hotels of Distinction            1992
  Placido Mer                       Ventures, Inc. (1989-2005); Chairman,
  5200 North                        Hotels of Distinction (International),
  Flagler, #25                      Inc. (1974-present).
  West Palm Beach,
  FL 33408
Michael F. Holland    Director      Chairman, Holland & Company L.L.C.         1992
  (63)..............                (1995- present); Director, The Holland
  375 Park Avenue                   Balanced Fund, Inc., Reaves Utility
  New York, New York                Income Fund, Scottish Widows
  10152                             Investment Partnership Trust and the
                                    Taiwan Fund, Inc.; Trustee, State
                                    Street Master Funds and State Street
                                    Institutional Investment Trust.
William Kirby (57)..  Director      Director, John K. Fairbank Center for      2007
  Harvard University                Chinese Studies Harvard University
  CGIS South                        (2006-present); Chairman, Harvard
  Building                          China Fund (2006-present); Harvard
  1730 Cambridge                    University Distinguished Service
  Street                            Professor (2006-present); Visiting
  Cambridge, MA                     Professor of Business Administration
  02138                             Harvard Business School (2006-
                                    present); Dean of the Faculty of Arts
                                    and Sciences Harvard University (2002-
                                    2006).
Joe O. Rogers (58)..  Director      The Rogers Team LLC, organizing member     1992
  2477 Foxwood Drive                (July 2001-present); Manager, The J-
  Chapel Hill, NC                   Squared Team LLC (April 2003-May
  27514                             2004); Director, The Taiwan Fund, Inc.
                                    (1986-present).
Nigel S. Tulloch      Director      Chief Executive, HSBC Asset Management     1992
  (61)..............                Bahamas Limited (1986-1992); Director,
  7, Circe Circle                   The HSBC China Fund Limited (1992-
  Dalkeith                          2005).
  WA6009
  Australia
Paul Hahesy(35).....  Chief         Compliance Manager, Foreside
  2 Portland Square   Compliance    Compliance Services, LLC. (2005-
  Portland, ME 04101  Officer       present); Compliance Consultant,
                                    Metlife (2002-2005).

                        PRESENT       PRINCIPAL OCCUPATION OR EMPLOYMENT
                         OFFICE           DURING PAST FIVE YEARS AND
NAME (AGE) AND          WITH THE        DIRECTORSHIPS IN PUBLICLY HELD       DIRECTOR
ADDRESS OF DIRECTOR       FUND                     COMPANIES                   SINCE
-------------------   -----------   --------------------------------------   --------
Gary L. French        President     Senior Vice President, State Street
  (56)..............                Bank and Trust Company (2002 -
  2 Avenue de                       present); Managing Director, Deutsche
  Lafayette                         Asset Management, Inc. and Zurich
  Boston, MA 02111                  Scudder Investments (acquired by
                                    Deutsche Bank in 2002) (2001 -- 2002).
William C. Cox        Treasurer     Vice President, State Street Bank and
  (41)..............                Trust Company.
  2 Avenue de
  Lafayette
  Boston, MA 02111
Mary Moran Zeven      Secretary     Senior Vice President and Senior
  (45)..............                Managing Counsel, State Street Bank
  2 Avenue de                       and Trust Company.
  Lafayette
  Boston, MA 02111

THE CHINA FUND, INC.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
c/o State Street Bank and Trust Company
2 Avenue de Lafayette, 6th Floor
P.O. Box 5049
Boston, MA 02206-5049
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
James J. Lightburn, Chairman of the Board and Director
Alan Tremain, O.B.E., Director
Michael F. Holland, Director
William Kirby, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Paul Hahesy, Chief Compliance Officer
Gary L. French, President
William C. Cox, Treasurer
Mary Moran Zeven, Secretary

INVESTMENT MANAGER
Martin Currie Inc.

SHAREHOLDER SERVICING AGENT
The Altman Group

ADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR
Computershare Trust Company, N.A.

INDEPENDENT AUDITORS
Deloitte & Touche, LLP

LEGAL COUNSEL
Clifford Chance US LLP

ITEM 2. CODE OF ETHICS.

(a) The China Fund, Inc. (the "Fund") has adopted a Code of Ethics that applies to the Fund's principal executive officer and principal financial officer.

(c) There have been no amendments to the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(d) There have been no waivers granted by the Fund to individuals covered by the Fund's Code of Ethics during the reporting period for this Form N-CSR.

(f) A copy of the Fund's Code of Ethics is attached as exhibit 12(a)(1) to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Directors of the Fund has determined that the Fund has one member serving on the Fund's Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial expert."

     (2) The name of the audit committee financial expert is Michael F. Holland. Mr. Holland has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

     For the fiscal year ended October 31, 2007, Deloitte & Touche LLP ("Deloitte"), the Fund's independent registered public accounting firm, billed the Fund aggregate fees of US$54,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

     For the fiscal years ended October 31, 2006, Deloitte billed the Fund aggregate fees of US$53,000 for professional services rendered for the audit of the Fund's annual financial statements and review of financial statements included in the Fund's annual report to shareholders.

(b) Audit-Related Fees

     For the fiscal year ended October 31, 2007, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

     For the fiscal year ended October 31, 2006, Deloitte did not bill the Fund any fees for assurances and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported under the section Audit Fees above.

(c) Tax Fees

     For the fiscal year ended October 31, 2007, Deloitte billed the Fund aggregate fees of US$9,500 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

     For the fiscal year ended October 31, 2006, Deloitte billed the Fund aggregate fees of US$9,000 for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund's income tax returns and tax distribution requirements.

(d) All Other Fees

     For the fiscal year ended October 31, 2007, Deloitte did not bill the Fund for the provision of security counts.

     For the fiscal year ended October 31, 2006, Deloitte billed the Fund US$15,000 for the provision of security counts.

(e) The Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund's independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the "1934 Act"). All of the audit and tax services described above for which Deloitte billed the Fund fees for the fiscal years ended October 31, 2007 and October 31, 2006, respectively, were pre-approved by the Audit Committee.

     For the fiscal years ended October 31, 2007 and October 31, 2006, the Fund's Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by Deloitte.

(f) Not applicable.

(g) Not applicable.

(h) The Fund's Audit Committee has determined that the provision of non-audit services by Deloitte to State Street Bank and Trust Company is compatible with maintaining Deloitte's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) The Fund has a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The members of the Fund's audit committee are Alan Tremain, James J. Lightburn, Nigel Tulloch, Joe
O. Rogers, William Kirby and Michael F. Holland.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END INVESTMENT COMPANIES.

Attached to this Form N-CSR as exhibit 12(a)(4) are copies of the proxy voting policies and procedures of the Fund and its investment advisers, Asian Direct Capital Management and Martin Currie, Inc.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of December 31, 2007, the portfolio managers of the registrant are as follows:

CHRIS RUFFLE

Mr. Ruffle joined MCIM in 1994 and is currently a director. MCIM provides investment research and administration services to the Investment Manager. Mr. Ruffle, who is a Chinese and Taiwanese equity specialist, has over 13 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in Asia since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan (1990 to 1993). Mr. Ruffle also manages The Martin Currie China Hedge Fund, the Martin Currie China "A" Share Fund Limited and the Martin Currie Sino-American "A" Share Corporation Limited.

(a)(2)

As of October 31, 2007, Chris Ruffle managed 6 mutual funds with a total of approximately $714mn in assets; 5 pooled investment vehicles other than mutual funds with a total of approximately $555mn in assets; and 12 other accounts with a total of approximately $893 in assets.

Of these other mutual funds, 1 fund with a total of approximately $27.5mn in assets, had performance based fees.

Of these other pooled investment vehicles, 1 pooled investment vehicle with a total of approximately $53.5mn in assets, had performance based fees.

Of these other accounts, no other accounts had performance based fees.

CONFLICTS OF INTEREST:

Mr. Ruffle's simultaneous management of the Fund and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of the Fund and the other accounts. The Investment Manager, however, believes that sufficient controls, policies and systems are in place which address such conflicts.

The Investment Manager has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager. In addition, the Investment Manager has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

COMPENSATION:

Mr. Ruffle's compensation consists of a base salary together with an additional element of remuneration dependent upon the performance of the accounts that he manages.

OWNERSHIP OF SECURITIES: The following table sets forth, for each portfolio manager, the aggregate dollar range of the registrant's equity securities beneficially owned as of October 31, 2007.

Portfolio Manager                Dollar Range of Fund Shares Beneficially Owned

Chris Ruffle                     None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors during the period covered by this Form N-CSR filing.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant's second fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics is attached hereto in response to Item 2(f).

(a)(2) The certifications required by Rule 30a-2 of the 1940 Act are attached hereto.

(a)(3) Not applicable.

(a)(4) Proxy voting policies and procedures of the Fund and its investment adviser are attached hereto in response to Item 7.

(b) The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE CHINA FUND, INC.

By:    /s/ Gary L. French
       ------------------
       Gary L. French
       President of The China Fund, Inc.

Date:  December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Gary L. French
       ------------------
       Gary L. French
       President of The China Fund, Inc.

Date:  December 20, 2007

By:    /s/ William C. Cox
       ------------------
       William C. Cox
       Treasurer of The China Fund, Inc.

Date:  December 20, 2007